UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2009

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into A Material Definitive Agreement.

On September 25, 2009, Force Protection, Inc. (“Force Protection”) was awarded through its wholly-owned subsidiary, Force Protection Industries, Inc., a contract modification under its contract W56HZV-08-C-0028 with the U.S. Army Tank-Automotive and Armaments Command (“U.S. TACOM”) for the provision of 48 Buffalo Mine Protected Clearance Vehicles.  The total consideration under this contract modification is approximately $52.8 million.  The contract modification is subject to definitization.  The award was made pursuant to a contract between Force Protection Industries, Inc. and the U.S. TACOM dated November 2, 2007 for the provision of vehicles.

Item 8.01.     Other Events.

On September 28, 2009, Force Protection issued a press release announcing the September 25, 2009 contract modification from the U.S. TACOM.  A copy of the press release issued on Septmeber 28, 2009 is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about Force Protection’s beliefs and expectations. These statements are based on beliefs and assumptions of Force Protection’s management, and on information currently available to management. These forward looking statements include, among other things: the growth and demand for Force Protection’s vehicles, including the Buffalo vehicle and related deliveries of the Buffalo vehicle; the rate at which Force Protection will be able to produce these vehicles; its expected work completion dates for the vehicles and Force Protection’s ability to meet current and future contract requirements; and Force Protection’s expected financial and operating results, including its revenues and cash flow, for future periods. Forward-looking statements speak only as of the date they are made, and Force Protection undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Examples of these factors include, but are not limited to, the ability to effectively manage the risks in Force Protection’s business; the ability to develop new technologies and products and the acceptance of these technologies and products; the ability to obtain and complete new orders for its vehicles and products; Force Protection’s ability to identify and remedy its internal control weaknesses and deficiencies, and other risk factors and cautionary statements listed in Force Protection’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in Force Protection’s Annual Report on Form 10-K for the year ended December 31, 2008, as updated in the Quarterly Report on Form 10-Q for the period ended June 30, 2009.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release entitled “Force Protection Receives $52.8 Million Order for 48 Buffalo Vehicles”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: September 29, 2009

/s/ Michael Moody
(Signature)
Name: Michael Moody
Title: President & Chief Executive Officer

EXHIBIT LIST

Exhibit	Description

99.1	Press Release entitled “Force Protection Receives $52.8 Million Order for 48 Buffalo Vehicles”